UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 17, 2007

Date of Earliest Event Reported:  September 11, 2007

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, Illinois	60069
(U.S. Zip Code)
Krokamp 35
24539 Neumünster, Germany
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2007, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sauer-Danfoss Inc., a Delaware corporation (the “Company”), approved the Sauer-Danfoss Inc. Final Average Pay Supplemental Retirement Benefit Plan, a copy of which is attached hereto as Exhibit 10 and incorporated herein by reference (the “Plan”).  The Plan amends and restates the Sauer-Danfoss Inc. Supplemental Retirement Benefit Plan for Certain Key Executives (originally known as the Sauer-Sundstrand Company Supplemental Retirement Benefit Plan for Certain Key Executives), which is attached as Exhibit 10.1(t) to Amendment No. 1 to the Company’s Form S-1 Registration Statement filed on April 23, 1998, and the First Amendment thereto, which is attached as Exhibit 10.1(ad) to the Company’s Form 10-Q filed on August 6, 2004.

The Plan, which represents an unfunded obligation of the Company, was originally adopted, and continues to function, for the purpose of restoring retirement benefits that would otherwise be denied pursuant to limitations contained in Sections 401(a)(17) and 415 of the Internal Revenue Code (the “Code”). Participation in the Plan is limited to certain key executives selected by the Compensation Committee.

The Plan was amended and restated primarily in order to achieve compliance with Code Section 409A and the final regulations thereunder. The Plan achieves compliance with Code Section 409A by “de-linking” the benefit payout options and establishing a mandatory, lump-sum payout of any benefits earned under the Plan. The mandatory, lump-sum payout is to be made on the twelve-month anniversary of a participant’s termination from service with the Company.

The amendments clarify several provisions of the Plan, including the following:

•                  An otherwise eligible executive who is terminated for cause (as defined in the Plan) is ineligible to receive benefits under the Plan.

•                  A qualified, Surviving Spouse may be eligible for a reduced benefit under the Plan in the event an eligible executive dies prior to a Termination of Employment.

•                  The amendments specify the duties and authority of the Compensation Committee in administering the Plan.

The foregoing description is qualified in its entirety by reference to Exhibit 10.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

10            Sauer-Danfoss Inc. Final Average Pay Supplemental Retirement Benefit Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

DATE: September 17, 2007
	By:	/s/ Kenneth D. McCuskey
	Name:	Kenneth D. McCuskey
	Title:	Vice President and Chief Accounting Officer